EXHIBIT 99.1

INVESTOR PRESENTATION

Cautionary Statement Regarding Forward - Looking Statements 2 Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,” “goal,” “may,” “objective,” “predict,” “projection,” or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company has made every reasonable effort to ensure that the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. However, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, our ability to consummate the acquisition of CENTRIA (‘”Acquisition”) on a timely basis, or at all; our ability to integrate CENTRIA with the Company’s business and to realize the anticipated benefits of such Acquisition, ability to make strategic acquisitions accretive to earnings; industry cyclicality and seasonality and adverse weather conditions; ability to service or refinance the Company's existing debt, and ability to obtain future financing including significant additional debt to finance the Acquisition; ability to comply with financial tests and covenants contained in the Company’s existing and future debt obligations; operational limitations or restrictions in connection with the Company’s debt; recognition of asset impairment charges; fluctuations in customer demand; retention and replacement of key personnel; enforcement and obsolescence of intellectual property rights; commodity price increases and/or limited availability of raw materials, including steel; competitive activity and pricing pressure; increases in energy prices; challenging economic conditions affecting the nonresidential construction industry; volatility in the U.S. economy and abroad generally, and in the credit markets; hazards that may cause personal injury or property damage, thereby subjecting the Company to liabilities and possible losses, which may not be covered by insurance; breaches of the Company’s information system security measures and damage to our major information management systems; costs and other effects of legal and administrative proceedings, settlements, investigations, claims and other matters; costs related to environmental cleanups and liabilities; changes in laws or regulations, including the Dodd-Frank Act; the volatility of the Company's stock price, the dilutive effect on the Company’s common stockholders of potential future sales of the Company’s common stock held by our sponsor; and substantial governance and other rights held by our sponsor. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended November 3, 2013, in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended February 2, 2014, May 4, 2014, August 3, 2014 and other reports we file with the SEC, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise.

Mission Statement 3 It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty , form and function of structures in which people work, live, play, learn, worship and use for storage and protection.

Vision Statement 4 It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions.

The Market

Nonresidential Market Segments 6 Source: McGraw - Hill Construction. Metal Building Manufacturers Association (the "MBMA "). Bureau of Economic Analysis. Management estimates. ▪ FY 2014 total nonresidential market size of $197 billion, or 908 million square feet ▪ Low - rise (1 - 5 stories) has averaged 88% of total market value of nonresidential construction over the last ten fiscal years ▪ Change in total nonresidential construction activity highly correlated to change in GDP: R 2 =0.83 ▪ NCI external shipment volume highly correlated to total nonresidential construction activity: R 2 =0.89 ▪ Penetration rates of metal products are trending higher

NCI’s Competitive Advantage 7 • Significant operating expertise • Management averages 20 years of experience in the metal building manufacturing industry • Proven ability to operate and grow the business and to execute cost reduction initiatives in the current downturn • Leading market positions in all operating segments • High quality, well - respected stable of brands marketed through a broad network of builders and distributors • Large variety of products and services • Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end - market applications and customer concentration • 39 manufacturing plants located throughout North America operated in an efficient “hub - and - spoke” network • Places manufacturing and distribution operations closer to our customers • Affiliated builder network and architectural relationships provide substantial and extended channels to market • Each segment uses same type of steel • Ability to receive contract pricing without long - term contracts • Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume • Vertically integrated producer enabling faster turnaround times – majority of orders are completed in 1 – 3 months • Positioned to capitalize on material conversion trends and green initiative • Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure

NCI Locations 8 Metal Coil Coaters Metal Components Building Systems

9 State as of close of 2014 unless otherwise noted 166 427 6 45% 55% 30% 25% ▪ Cleans, treats, coats and paints flat - rolled metal coil substrates ▪ Slits and/or embosses coated coils Manufacturers of painted steel products: ▪ Metal Buildings ▪ Light Fixtures ▪ HVAC ▪ Water Heater Jackets ▪ Walk - in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 44% NCI 2 13% SDI 3 9% Steelscape 4 8% Others N/A 26% Total 100% Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 42% Hanna Steel 2 22% Midwest Metal Coaters 3 12% SDI 4 10% Others N/A 14% Total 100% Source: 2014 NCI Estimates STATS (Volume in tons) Internal : External: ▪ Construction ▪ All Other PERFORMANCE No. of Customers: No . of Employees: No . of Plants: END USE (FY 2014) MARKET SHARE Metal Coil Coating 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 External Revenue ($M) EBITDA ($M) 26 31 25 30 32 39 13 21 23 26 27 27 EBITDA Margin % 20.5 25.5 22.9 25.9 37.9 39.9 24.3 32.8 30 31.7 28.8 23.5 Revenue, EBITDA and EBITDA Margin % 53 65 75 81 93 114127 123 111 118 84 97

10 29,079 1,551 24 State as of close of 2014 unless otherwise noted PRODUCTS CUSTOMERS ▪ Small , medium and large contractors ▪ Specialty roofers ▪ Engineered building fabricators ▪ Distributors/lumberyards ▪ End users ▪ Pre - formed metal roof and wall systems ▪ Insulated metal panels ▪ Secondary structural members ▪ Flashings and accessories ▪ Roll - up doors and interior partition systems Metal Components Est. Rank % Market Share NCI 1 10% Metal Sales 2 7% McElroy 3 5% Central States 4 5% Fabral 5 4% Centria 6 4% Kingspan 7 3% Others N/A 62% Total 100% No. of Customers : No. of Employees : No. of Plants : STATS (Volume in tons) Internal : External: ▪ Commercial & Industrial ▪ Ag & Res ▪ Retail END USE (FY 2014) MARKET SHARE PERFORMANCE * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. ** 2012 Includes 4 months acquisition of Metl - Span. Source: 2013 Parthenon Estimates Market includes new construction and alterations 16% 84% 66% 15% 3% Metal Components 2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011 2012** 2013 2014 External Revenue ($M) 473 548 567 671 562 600 389 328 354 447 582 608 EBITDA ($M) 55 83 86 102 60 92 46 37 30 46 55 53 EBITDA Margin % 11.6 15.1 15.2 15.2 10.7 15.4 11.8 11.2 8.4 10.3 9.5 8.7 Revenue, EBITDA and EBITDA Margin %

▪ Authorized Builders/Erectors ▪ Direct Sales ▪ Non - Affiliated Builders ▪ Resellers/Private Label 11 3,245 2,411 8 ▪ Custom engineered buildings ▪ Self - storage mini - warehouses ▪ Long Bay ® System Engineered Building Systems % Market Share NCI 24% BlueScope Buildings 26% Nucor Building Systems 25% Others 25% Total 100% PRODUCTS CUSTOMERS ▪ Builder network ▪ General contractors ▪ Developers ▪ Custom fabrication customers ▪ End users No. of Builders: No . of Employees: No . of Plants: STATS SALES CHANNEL MARKET SHARE PERFORMANCE 66% 10% 19% 5% Source: 2014 MBMA and NCI estimates * RCC acquisition (Robertson, Ceco and Star) completed in April 2006. Results included from acquisition date . * Fiscal 2006 and prior were not reclassified for the change in reporting structure that transferred certain segment activities within the Metal Components and Engineered Building Systems segments in fiscal 2008. FY 2014 SHIPMENT TONS Engineered Building Systems 2003* 2004* 2005* 2006* 2007 2008 2009 2010 2011 2012 2013 2014 External Revenue ($M) 297 414 452 782 980 1,066 523 477 530 626 634 649 EBITDA ($M) 24 40 54 83 130 122 29 1 28 50 36 43 EBITDA Margin % 8.1 9.8 11.9 10.7 13.3 11.4 5.6 0.1 5.2 8 5.7 6.6 Revenue, EBITDA and EBITDA Margin % 4% 4% 9% 15% 14% 22% 32% Oil & Gas Miscellaneous Agricultural Retail & Offices Institutional Manufacturing Warehousing

12 Unique Vertical Integration 55% 45% Third party customers 84% 16% ; Cleans, treats, coats and paints flat - rolled metal coil substrates ; Slits and/or embosses coated coils Metal Coil Coating Manufacturers of painted steel products: ; Metal buildings ; Water heater jackets ; Walk - in coolers ; Light fixtures ; HVAC ; Small, medium and large contractors ; Specialty roofers ; Engineered building fabricators ; Distributors/lumberyards ; End users ; Builder network ; General contractors ; Developers ; Custom fabricators ; Pre - formed metal roof and wall systems ; Insulated metal panels ; Secondary structural members Metal Components ; Custom engineered buildings ; Self - storage mini - warehouses Engineered Building Systems Based on FY 2014

13 Accelerating metal building product penetration Source: McGra w - Hill Construction. Metal Building Manufacturers Association. 1.06 1.09 1.08 1.16 1.23 1.34 1.32 1.00 1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 2007 2008 2009 2010 2011 2012 2013 Favorable market and industry trends MBMA tons shipped / lowrise nonres . construction starts Tons / 1,000 sq. ft. ; Technological advancements have given metal buildings more favorable product characteristics − More architecturally pleasing structures − Increased cost - efficiency and lower maintenance − Sustainability / Recycled Materials / LEED certification ; Insulated metal panels, are expected to outgrow the nonresidential construction market over the next five years ; Growing demand for coil coating − Supply chain diversification − Conversion from post - painting to pre - painted metal 3 - year rolling average Metal building industry has gained share in the low - rise (1 - 5 stories) nonresidential construction market

Nonresidential Investment Recovery 14 -40 -30 -20 -10 0 10 20 30 -80 -60 -40 -20 0 20 40 Sep-90 Feb-93 Jul-95 Dec-97 May-00 Oct-02 Mar-05 Aug-07 Jan-10 Jun-12 Nov-14 Fed Sen. Loan Survey (Avg. of Net % Easing + Net % Reporting Stronger Demand) Nonresidential Real Nonresidential (Structures) Investment, y/y%, Advanced 5Qs Source: Bloomberg, MKM Partners Correlation = 0.73 Data updated as of December 4, 2014 Federal Sen. Loan Survey Real Nonresidential (Structures) Investment Dec - 14

Architectural Market Activity Mixed Practice Index 15 25 30 35 40 45 50 55 60 65 70 Jan-00 May-00 Oct-00 Mar-01 Aug-01 Dec-01 May-02 Oct-02 Mar-03 Aug-03 Dec-03 May-04 Oct-04 Mar-05 Aug-05 Dec-05 May-06 Oct-06 Mar-07 Aug-07 Dec-07 May-08 Oct-08 Mar-09 Aug-09 Dec-09 May-10 Oct-10 Mar-11 Aug-11 Dec-11 May-12 Oct-12 Mar-13 Aug-13 Dec-13 May-14 Oct-14 Mixed Use Data updated as of December 4, 2014 Source: American Institute of Architects Mixed Practice Index Activity above 50 indicates growth, below indicates decline.

Industrial Vacancy Rates vs. Non - Res Construction Activity 16 CBRE Vacancy Rate (Inverted) McGraw - Hill Non - Res SF Data updated as of December 4, 2014 Correlation = 0.87 thru 2013 500 700 900 1,100 1,300 1,500 1,700 1,900 2,100 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 CBRE Vacancy Rate (Inverted) McGraw-Hill Non-res SF (Right)

Nonresidential Construction Activity Historical and Forecast Volume for Square Feet 17 1,144 1,404 1,666 1,379 776 680 704 780 870 915 600 800 1,000 1,200 1,400 1,600 1,800 2,000 '67 '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 Data updated as of December 4, 2014 Square Feet (in millions) Source: McGraw - Hill Millions of Square Feet Construction Activity 1,287 ( ' 67 - ' 13 ) Square Feet Average

-50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% '68 '69 '70 '71 '72 '73 '74 '75 '76 '77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 GDP Non-Res Construction Activity Data updated as of December 10, 2014 GDP vs. Non - Res Construction Activity Percentage Change Correlation 0.83 % Change GDP % Non - Res Change Construction Activity Source: McGraw - Hill 18

$154 $84 $201 $45 $16 $36 $77 $71 $76 1,867 1,404 1,666 776 680 704 780 870 915 600 700 800 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 1,900 2,000 -$30 -$10 $10 $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 $230 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Adjusted EBITDA Construction Activity Data updated as of December 4, 2014 Historical Performance & Nonresidential Activity Adjusted EBITDA vs. Construction Activity 19 Adjusted EBITDA ($ in millions) Construction Activity (square feet in millions) Source: McGraw - Hill (Dotted line represents projection)

0 50 100 150 200 250 300 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 CRU Steel Price Index North America Index 50 100 150 200 250 0% 5% 10% 15% 20% 25% 30% 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 CRU Index in October Gross Profit % Margin Gross Profit % Margin¹ CRU Steel Price Index Historical Steel Price Activity 20 Current Nonres Downturn Updated: December 2014. Leading Historical performance and steel price activity – Gross Profit 1 vs . steel activity NCI steel inventory is managed using FIFO. Updated: December 2014. The CRU North America Steel Price Index has been published by the CRU since 1994. It is based on a survey of industry partici pan ts and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed represent purchases fo r forward delivery, according to lead time, which will vary by approximately one to two months. (1994 Index = 100 ) (1) Gross profit % margin excludes special charges to provide comparability of underlying operational results. Last Nonres Downturn Last Nonres Downturn Current Nonres Downturn Steel price activity – CRU North America Steel Price Index

Material Cost Comparisons Over Time Producer Price Index thru April 2014 0 20 40 60 80 100 120 140 160 180 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Concrete Block and Brick Hardwood Lumber Asphalt Roofing Steel Mill Products Index reset to 2007 as base year Producer Price Index 21 Source: US Bureau of Labor and Statistics Data updated as of December 10, 2014

Financial Overview

Historical Financial Perspective 23 ($ in millions) 1999 2000 2001 2002 2003 2004 2005 2006 a 2007 2008 b 2009 b 2010 2011 2012 d 2013 2014 Non-Res Construction (sq ft in millions) e 1,838 1,867 1,668 1,435 1,404 1,457 1,527 1,634 1,666 1,379 776 680 704 779 865 915 Revenue 937$ 1,018$ 955$ 953$ 898$ 1,085$ 1,130$ 1,571$ 1,625$ 1,763$ 965$ 871$ 960$ 1,154$ 1,308$ 1,371$ % Growth 38.7% 8.7% -6.2% -0.2% -5.8% 20.8% 4.2% 39.0% 3.4% 8.5% -45.2% -9.8% 10.2% 20.3% 13.4% 4.7% COGS 697$ 762$ 742$ 740$ 701$ 823$ 851$ 1,187$ 1,221$ 1,323$ 749$ 700$ 758$ 898$ 1,032$ 1,079$ % of Revenue 74.4% 74.8% 77.7% 77.7% 78.0% 75.8% 75.3% 75.6% 75.2% 75.1% 77.6% 80.4% 79.0% 77.8% 78.9% 78.7% Gross Profit c 240$ 256$ 213$ 213$ 197$ 262$ 279$ 384$ 404$ 440$ 216$ 171$ 202$ 256$ 276$ 291$ % Margin 25.6% 25.2% 22.3% 22.3% 22.0% 24.2% 24.7% 24.4% 24.8% 24.9% 22.4% 19.6% 21.0% 22.2% 21.1% 21.2% ESG&A c 120$ 131$ 133$ 141$ 140$ 165$ 175$ 246$ 272$ 278$ 209$ 191$ 200$ 221$ 257$ 261$ % of Revenue 12.8% 12.9% 14.0% 14.8% 15.6% 15.2% 15.5% 15.7% 16.7% 15.8% 21.7% 21.9% 20.8% 19.1% 19.6% 19.0% EBIT c 120$ 125$ 80$ 72$ 57$ 97$ 104$ 138$ 132$ 162$ 7$ (20)$ 2$ 35$ 19$ 30$ % Margin 12.8% 12.3% 8.4% 7.6% 6.3% 8.9% 9.2% 8.8% 8.1% 9.2% 0.7% -2.3% 0.2% 3.1% 1.4% 2.2% Adjusted EBITDA 146$ 154$ 105$ 100$ 84$ 128$ 138$ 176$ 176$ 201$ 45$ 16$ 36$ 77$ 71$ 76$ % Margin 15.6% 15.1% 11.0% 10.5% 9.3% 11.8% 12.2% 11.2% 10.8% 11.4% 4.6% 1.9% 3.7% 6.6% 5.4% 5.4% Capex 33$ 29$ 15$ 9$ 18$ 9$ 20$ 27$ 42$ 25$ 22$ 14$ 21$ 28$ 24$ 18$ % of Revenue 3.6% 2.8% 1.6% 1.0% 2.0% 0.9% 1.7% 1.7% 2.6% 1.4% 2.2% 1.6% 2.2% 2.4% 1.9% 1.3% a RCC acquisition completed in April 2006. Results included from acquisition date. b Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. d Metl-Span acquisition completed in June 2012. Results included from acquisition date. e Source: McGraw-Hill Last Nonres Downturn Current Nonres Downturn c Excludes special charges such as restructuring cost, refinancing costs, impairment charges, debt extinguishment costs, gain on insurance recovery, unreimbursed business interruption costs, secondary offering costs, Strategic development costs etc.

Capitalization 24 a On June 22, 2012, the Company amended its ABL facility to facilitate the acquisition of Metl - Span. The new $150 ABL facility matures on May 2, 2017, bears interest at L+250 to L+300 depending on excess availability and is subject to a springing fixed charge coverage ratio of 1.0:1.0 when excess availability is below $15 million. b On June 22, 2012, the Company replaced its Term Loan with a new $250 million facility to facilitate the acquisition of Metl - Span. The new Term Loan matures on May 2, 2018, bears interest at L+675, has a LIBOR floor of 125, amortizes 0.25% per quarter, and is subject to a minimum net debt leverage ratio of 3.75x, 3.25x, and 2.75x at the end of fiscal 2012, 2013, and thereafter respectively. c On May 8, 2012, the Convertible Preferred Stock was amended to no longer require dividends. Prior to this date, the securitie s required dividends to be paid at a rate of 8% if paid in cash, or 12% if paid in kind. Subsequent to this date, the number of shares no longer continue to increase as the result of dividends paid in kind. As cons ide ration paid for the dividend elimination, the Company issued additional shares of preferred stock which are convertible into approximately 5.9 million shares of common stock. This consideration included 1 mi lli on shares for the dividend that had accrued from March 16, 2012 to May 18, 2012 and the remaining payment to eliminate future dividend requirements. The updated as - converted value is provided based on the Compan y's closing stock price on May 8, 2012. d Determined by multiplying the shares outstanding on an as - converted basis by the closing common stock price on the last trading day of the respective periods. e Calculated on a pro forma basis including Metl - Span for the trailing 12 - month period. f Net of unamortized discount for October 28, 2012, $ 11.8 million and $0 for November 3, 2013. g All of the preferred shares were converted into common shares on May 14, 2013. h On June 24, 2013, the Company amended its existing Credit Agreement, dated as of June 22, 2012, primarily to extend the matur ity date and reduce the interest rate applicable to all of the outstanding term loans. The amended credit agreement was extended to mature on June 24, 2019. The interest rate on the Amended Term Loan is r educed to L+325 from L+675. ($ in millions) FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Cash $75 $68 $90 $77 $79 $55 $77 $67 Debt: $125 Million Revolver --- --- n/a n/a n/a n/a n/a n/a $125 Million ABL Credit Facility n/a n/a --- --- --- n/a n/a n/a $150 Million ABL Revolver a n/a n/a n/a n/a n/a --- 0 0 Term Loan (net of unamortized discount) f 315 293 150 136 131 237 a,b 238 h 235 Convertible Notes 180 180 --- n/a n/a n/a n/a n/a Industrial Revenue Bond 2 1 --- n/a n/a n/a n/a n/a Total Debt $497 $474 $150 $136 $131 $237 $238 $235 Net Debt Leverage 2.39x 2.02x 1.34x 3.66x 2.27x 2.23xe 2.27x 2.23x Convertible Preferred Stock c : Liquidation value n/a n/a $250 $282 $297 $345 --- --- As-Converted Common Shares n/a n/a 39.2 44.3 46.6 54.1 --- --- As-Converted Market Value d n/a n/a $384 $439 $441 $608 --- --- Common Stock: Shares Outstanding 3.9 3.9 18.1 19.3 19.8 20.4 74.8 g 73.5 Market Value d $724 $367 $177 $191 $188 $229 $1,081 $1,460 Total As-Converted Common Stock: Shares Outstanding 3.9 3.9 57.3 63.6 66.4 74.5 74.8 75.6 As-Converted Market Value d $724 $367 $562 $630 $629 $837 $1,081 $1,502

Balance Sheet 25 ($ in thousands) ASSETS Current assets: Cash and cash equivalents $ 77,419 $ 78,982 $ 55,158 $ 77,436 $ 66,651 Restricted cash 2,839 2,836 1,375 - - Accounts receivable, net 81,896 95,381 133,475 135,368 136,923 Inventories, net 81,386 88,531 106,015 122,105 131,497 Deferred income taxes 15,101 20,405 21,926 27,736 21,447 Income tax receivable 15,919 1,272 549 1,112 - Prepaid expenses and other 23,775 24,204 23,337 27,071 34,012 Total current assets 298,335 311,611 341,835 390,828 390,530 Property, plant and equipment, net 214,453 208,514 268,875 260,918 244,714 Goodwill 5,200 5,200 76,746 75,226 75,226 Intangible assets, net 26,312 24,254 53,028 48,975 44,923 Deferred financing costs, net 16,224 11,575 11,000 4,316 3,290 Total assets $ 560,524 $ 561,154 $ 751,484 $ 780,263 $ 758,683 LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) Current liabilities: Current portion of long-term debt and notes payable $ 289 $ 292 $ 3,015 $ 2,997 $ 2,384 Accounts payable 70,589 88,158 113,177 144,553 118,164 Accrued compensation and benefits 31,731 34,616 41,586 40,954 50,666 Other accrued expenses 48,269 50,977 62,280 63,110 74,497 Total current liabilities 150,878 174,043 220,058 251,614 245,711 Long-term debt (net of current portion and unamortized discount) 136,305 130,699 234,444 235,391 233,003 Deferred income taxes 10,947 7,312 35,565 32,185 20,219 Other long-term liabilities 4,820 10,081 11,995 8,315 13,208 Total long-term liabilities 152,072 148,092 282,004 275,891 266,430 Series B cumulative convertible participating preferred stock 256,870 273,950 619,950 - - Redeemable common stock 3,418 759 - - - Stockholders’ equity (deficit) (2,714) (35,690) (370,528) 252,758 246,542 Total liabilities and stockholders’ equity (deficit) $ 560,524 $ 561,154 $ 751,484 $ 780,263 $ 758,683 Oct 31, 2010 Oct 30, 3011 Oct 28, 2012 Nov 3, 2013 Nov 2, 2014

Cash Flow 26 a Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 mil li on lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment. b Includes $13.0 million and $10.1 million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2 01 0, respectively. a a b b ($ in thousands) 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Operating Cash Flow Net income (Loss) 22,800 44,890 51,336 68,946 58,568 73,278 (750,796) (26,877) (9,950) 4,913 (12,885) 11,185 Depreciation & Amortization 23,007 22,974 25,158 31,785 36,242 36,333 33,531 34,504 33,214 33,840 39,275 35,876 Other Non-cash Items 4,284 10,029 10,994 10,253 6,418 19,727 759,597 5,311 3,606 17,247 23,569 2,714 Changes in Working Capital 19,177 (54,163) 30,779 10,530 36,397 (89,144) 53,004 (6,632) 14,567 (8,278) 14,183 (16,210) Operating Cash Flow 69,268 23,730 118,267 121,514 137,625 40,194 95,336 6,306 41,437 47,722 64,142 33,566 Investing Cash Flow Acquisitions (4,310) --- (27,399) (366,598) (20,086) --- --- --- --- (140,991) --- --- Capital Expenditures (17,912) (9,327) (19,524) (27,056) (42,041) (24,803) (21,657) (14,030) (21,040) (28,151) (24,426) (18,020) Proceeds from insurance --- --- --- --- --- --- --- --- --- --- 1,023 1,311 Other 3,891 3,316 1,118 308 5,764 6,113 2,589 767 583 2,992 74 14 Investing Cash Flow (18,331) (6,011) (45,805) (393,346) (56,363) (18,690) (19,068) (13,263) (20,457) (166,150) (23,329) (16,695) Financing Cash Flow Debt Repayment (48,550) (243,750) (23,700) (78,511) (91,447) (26,529) (235,874) (15,669) (7,148) (148,582) (69,697) (75,978) Debt Issuance --- 200,000 180,000 200,000 90,500 --- --- --- --- 252,597 57,000 72,000 Convertible Preferred Stock --- --- --- --- --- --- 250,000 --- --- --- --- --- Refinancing Costs --- --- --- --- --- --- (54,659) (125) (200) (9,399) (6,265) --- Stock Repurchases (114) --- (40,676) (37,572) (36,122) (2,226) (451) (381) (1,477) (1,529) (2,462) (23,798) Payment of Cash Dividends on CPS --- --- --- --- --- --- --- --- (11,039) --- --- --- Other 2,401 20,049 4,408 12,104 5,444 (1) (12,967) 10,140 467 1,463 3,026 488 Financing Cash Flow (46,263) (23,701) 120,032 96,021 (31,625) (28,756) (53,951) (6,035) (19,397) 94,550 (18,398) (27,288) Exchange Rate Changes --- --- --- 133 379 399 (99) (8) (20) 54 (137) (367) Net Increase (Decrease) in Cash 4,674 (5,982) 192,494 (175,678) 50,016 (6,853) 22,218 (13,000) 1,563 (23,824) 22,278 (10,785)

Fiscal Year 2013 ADJUSTED OP PROFIT $83 million a Engineered Building Systems 48% Metal Components 45% Metal Coil Coating 7% Adjusted Operating Segment Results Fiscal Year 2013 vs. Fiscal Year 2014 27 a Before corporate expenses. In addition, see Appendix for the reconciliation of the non - GAAP financial measure to the GAAP financial measure . Fiscal Year 2013 THIRD PARTY SALES $1,308 million Engineered Building Systems 28% Metal Components 44% Metal Coil Coating 28% Fiscal Year 2014 ADJUSTED OP PROFIT $89 million a Fiscal Year 2014 THIRD PARTY SALES $ 1,371 million Engineered Building Systems 48% Metal Components 44% Metal Coil Coating 8% Engineered Building Systems 37% Metal Components 38% Metal Coil Coating 25%

Strategy

Five - Year Growth Strategy 29 ▪ Corporate - Wide Objectives • Outperform the cyclical recovery • Increase profitability through operating leverage, distribution channel expansion and market penetration by new products • Maximize balance sheet flexibility • Increase manufacturing efficiencies through our integrated business model • Leverage technology, automation and lean manufacturing to lower costs • Aggressively improve supply chain efficiencies ▪ Coatings Division • Grow non - construction sales as a supply chain partner to national manufacturers • Leverage efficiency improvements to drive margin expansion • Support family business expansion ▪ Components Division • Grow commercial / industrial and agricultural products sales of legacy products and insulated metal panels • Expand retail operations, leveraging existing manufacturing footprint ▪ Buildings Division • Drive the best total value building solution, delivered complete and on - time, every time in each brand • Leverage cost reductions and operating efficiencies to drive higher than historic cyclical profit margins

Powerfully Combined C yclical O perating Leverage & Initiative - driven Growth 30 FY13A EBITDA Illustrative market recovery to 50- year average Mid-cycle EBITDA opportunity BEFORE initiatives Incremental opportunity from growth and productivity intiatives Mid-cycle EBITDA opportunity WITH initiatives Source: Management estimates. Approximately $165 million revenue (1) and $30 million EBITDA (2) opportunity per 100 mm sq. ft. non - res starts ; Reduce manufacturing costs via plant reorganization, automation, lean manufacturing and SCM ; Expand product margin through value pricing ; Increase share through sales channel differentiation ; Expand insulated metal panels (IMP) and high - end architectural offering through commercial and industrial distribution channels ; Expand coating business (Middletown facility) for construction and non - construction markets ; Expand retail penetration in local markets via Metal Depot Illustrative EBITDA growth opportunity Key strategies include (1) Based on FY2013 external revenue per 100mm sq. feet of new nonresidential construction starts. (2) Based on contribution margin of 23% and an assumed $7 million of incremental fixed costs per 100mm sq. ft. of activity.

Appendices

Insulated Metal Panels: Product & Process Photos 32 Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin ▪ Wide range of market and construction applications ▪ Improves thermal performance ▪ Increases energy efficiency ▪ Supports many LEED and green requirements ▪ Reduces a building’s operational expenses ▪ Easy installation accelerates construction schedules

Insulated Metal Panels: 33

Coater End - Market Examples 34 Construction Garage and Entry Doors Lighting Fixtures Office Furniture Appliances HVAC Transportation

End Uses for Complexity Classifications 35

$146 $ 154 $105 $100 $84 $128 $138 $176 $176 $ 201 $45 $16 $36 $77 $71 $76 $0 $50 $100 $150 $200 $250 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Historical Performance 36 * Adjusted EBITDA is defined in the Company’s credit facilities and is calculated within the Appendix. Adjusted EBITDA* $937 $1,018 $955 $953 $898 $ 1,085 $1,130 $1,571 $1,625 $1,763 $965 $871 $960 $ 1,154 $1,308 $1,371 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Sales (in millions) (in millions)

Seasonal Trends - Earnings Back - End Loaded 37 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Adjusted EBITDA (in millions) Mcgraw Hill Starts (in millions) $45 $57 $63 $62 $73 $5 $2 $3 $28 $24 $14 $83 $81 $113 $114 $128 $40 $14 $33 $49 $47 $61 1,457 1,527 1,634 1,666 1,379 776 680 704 780 870 915 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 1H 2H Mcgraw Hill Starts

NCI Capital Structure Over Time 38 $433 $417 $368 $ 297 $249 $217 $373 $498 $497 $474 $150 $ 136 $131 $237 $238 $235 $0 $100 $200 $300 $400 $500 $600 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Outstanding Debt $937 $1,018 $955 $ 953 $898 $1,085 $1,130 $1,571 $1,625 $1,763 $965 $ 871 $960 $1,154 $1,308 $1,371 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Sales NCI Sales NCI’s Capital Structure (in millions) (in millions) Overall Nonresidential Construction Spending $65 $85 $105 $125 $145 $165 $185 $205 $225 $245 $265 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (in billions) Source: McGraw - Hill

2009 and 2013 Capital Transactions ($ in millions) Cash 90$ 16$ Debt: $125 Million Revolver n/a n/a $125 Million ABL Credit Facility -$ n/a $150 Million ABL Revolver n/a 5$ Term Loan 150 238 Interest Rate L+600 L+325 FL 2.00% FL 1.00% Convertible Notes n/a n/a Interest Rate Industrial Revenue Bond n/a n/a Total Debt 150$ 243$ Net Debt 60$ 227$ Net Debt Leverage 1.34x n/a Convertible Preferred Stock: As-Converted Common Shares 39.2 As-Converted Market Value 384$ -$ Common Stock: Shares Outstanding 18.1 74.8 Market Value 177$ 1,054$ Total As-Converted Common Stock: Shares Outstanding 57.3 74.8 Market Value 562$ 1,054$ Financial Covenants Recapitalization Oct 20, 2009 Capitalization and Amended Term Loan Jul 28, 2013 Acquisition Financing and Dividend Elimination Jun 22, 2012 Financial Covenants Capitalization Nov 1, 2009 Replaced revolver with $125 million undrawn ABL facility. Prior revolver matured in June 2009. The ABL facility matures in April 2014. Amended/Extended term loan and paid down $143 million. Extended maturity date from June 2010 to April 2014. Exchanged convertible notes for $90 million cash and 14.0* million shares of common stock. Sold $250 million convertible preferred stock. The preferred stock has a call/put feature in 2019. Amended, extended and upsized the ABL Revolver from $125 million to $150 million in connection with the acquisition of Metl - Span. The facility matures May 2, 2018. Replaced and upsized the existing Term Loan in connection with the Metl - Span acquisition. Amended June 24, 2013 to extend maturity and lower interest rates. The facility matures June 24, 2019. Eliminated future Dividend obligations for the C onvertible P referred S tock by amending the facility and issuing additional shares of preferred stock which are convertible into 5.9 million shares of Common Stock. Prior to this amendment the Convertible P referred Stock required quarterly dividends to be paid at a rate of 8% if paid in cash or 12% if paid in kind. 39 * On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the reverse stock split at an exchange ratio of 1 - to - 5. As such we have retrospectively adjusted the shares of common stock. Net Indebtedness to Adjusted EBITDA Covenant Beginning in October 2011: 5.0x then quarterly step downs. ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million. ABL Fixed Charge Coverage Covenant: 1.0:1.0 required only when excess available borrowings are less than $15 million. -

Financial Appendix

41 Adjusted Earnings (Loss) Per Diluted Common Share a The Company discloses a tabular comparison of Adjusted earnings (loss) per diluted common share, which is a non - GAAP measure because it is referred to in the text of our press release s and is instrumental in comparing the results from period to period. Adjusted earnings (loss) per diluted common share should not be considered in isolation or as a substitute for earnings (loss) per dil ute d common share as reported on the face of our consolidated statement of operations. b On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exc hange ratio of 1 - for - 5. As such, we have retrospectively adjusted basic and diluted earnings (loss) per common share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented. * Adjustments are net of taxes. 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Earnings (loss) per diluted common share, GAAP basis $12.15 $4.55 ($9.05) $6.00 $11.20 $12.08 $15.91 $13.89 $18.49 ($171.18) ($17.07) ($2.58) ($3.81) ($0.29) $ 0.15 Goodwill and other intangible asset impairment - - - - - - 17.45 - - - - - - - - - - - - - - - - - - 136.26 - - - - - - - - - - - - - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 1.45 - - - - - - - - - - - - 21.70 - - - - - - 0.21 0.30 - - - Acquisition related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.19 - - - - - - Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 0.45 5.85 - - - - - - - - - - - - - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 2.39 13.73 0.51 3.20 - - - - - - Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 1.56 - - - - - - - - - - - - - - - Restructuring charge - - - 0.48 - - - - - - - - - - - - - - - - - - 0.15 1.27 0.12 (0.01) - - - - - - - - - Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.88 0.03 0.04 - - - - - - - - - Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.43 - - - - - - - - - - - - - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.16 0.01 0.01 - - - - - - - - - Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.03) 0.00 0.00 - - - - - - Foreign exchange loss, - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.01 Secondary offering costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.00 Strategic development costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.04 Reversal of Canadian deferred tax valuation allowance - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.03) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 0.45 - - - - - - - - - 0.02 - - - - - - Group medical benefit - - - - - - - - - - - - - - - (0.30) - - - - - - - - - - - - - - - - - - - - - - - - - - - Self-insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 0.08 (0.06) - - - - - - Gain on insurance recovery, net of unreimbursed business interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (0.01) (0.01) Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 0.50 - - - - - - - - - - - - - - - - - - - - - - - - Adjusted earnings (loss) per diluted common share a,b $12.15 $5.03 $8.40 $6.00 $12.65 $11.78 $16.41 $13.89 $19.54 ($0.68) ($3.21) ($1.95) ($0.25) $0.00 $0.16 # of Diluted shares 3,657 3,653 3,738 3,794 3,999 4,171 4,264 4,139 3,886 4,403 18,229 18,369 18,932 44,761 74,709

42 Adjusted Net Income (Loss) Applicable to Common Shares a The Company discloses a tabular comparison of “Adjusted” net income (loss) applicable to common shares, which is a non - GAAP meas ure because it is referred to in the text of our press releases and is instrumental in comparing the results from period to period. Adjusted net income (loss) applicable to common shares should not be considered in isolation or as a substitute for net income (loss) app licable to common shares as reported on the face of our consolidated statement of operations. *Adjustments are net of taxes. a ($ in thousands) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net income (loss) applicable to common shares, GAAP basis $44,407 $16,535 ($33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 ($753,633) ($311,227) ($47,466) ($72,120) ($12,885) $ 11,185 Goodwill and other intangible asset impairment - - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - - - - - - - - - - - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) - - - 3,965 13,238 Acquisition-related costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 3,690 - - - - - - Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - - - - - - - - - - - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 9,396 60,681 - - - - - - Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - - - - - - - - - - - - - Restructuring charge - - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 (180) - - - - - - - - - Asset impairment (Recovery) - - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 691 - - - - - - - - - Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - - - - - - - - - - - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 181 - - - - - - - - - Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) (16) - - - - - - - - - Foreign exchange loss - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 676 Secondary offering costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 464 Strategic development costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 3,079 Reversal of Canadian deferred tax valuation - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (2,718) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - - - - 313 - - - - - - Group medical benefit - - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - - - - - - - - - - - - - Self-insurance reserve - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,477 (1,188) - - - - - - Gain on insurance recovery, net of unreimbursed business interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (322) (808) Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - - - - - - - - - - - - - Adjusted net income (loss) applicable to common sharesaa $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 ($2,898) ($58,483) ($35,917) ($4,659) $31 $11,878

43 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non - GAAP measure because it is instru mental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our co nso lidated statement of operations. b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470 - 20, "Deb t with Conversion and Other Options." c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and th e rationalization of our operations. ($ in thousands) 1999 2000 2001 2002 2003 2004 2005 2006 b 2007 b 2008 b,c 2009 b,c 2010 2011 2012 2013 2014 Operating Income (Loss), GAAP Basis $108,442 $113,670 $64,825 $72,224 $57,163 $96,976 $104,470 $137,985 $131,720 $154,947 ($683,318) ($24,587) ($1,627) $31,689 $19,188 $25,096 Goodwill and Other Intangible Impairments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - - - - - - - - - - - Goodwill Amortization 11,208 11,468 12,232 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Gain on Insurance Recovery - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (1,023) (1,311) Lower of Cost or Market Charge - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - - - - - - - - - - - Acquisition Related Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,989 - - - - - - Change in Control Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 11,168 - - - - - - - - - - - - - - - Unreimbursed Business Interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 500 - - - Restructuring Charges - - - - - - 2,815 - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292) - - - - - - - - - Asset Impairments (Recoveries) - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121 - - - - - - - - - Secondary offering costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 754 Strategic development costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,998 Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,852 - - - - - - - - - 508 - - - - - - Environmental and Other Contingency Adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,115 178 252 - - - - - - - - - Actuarial Determined General Liability Self- Insurance Charges (Recovery) - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,398 (1,929) - - - - - - Adjusted Operating Income (Loss) a $119,650 $125,138 $79,872 $72,224 $57,163 $96,976 $104,470 $137,985 $131,720 $161,754 $6,858 ($19,807) $1,852 $35,257 $18,665 $29,537

44 Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non - GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of ou r statement of operations. ($ in thousands) Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $23,982 $33,306 $32,525 ($64,717) $25,096 Gain on insurance recovery (1,311) --- --- --- (1,311) Secondary offering costs --- --- --- 754 754 Strategic development costs --- 109 --- 4,889 4,998 Adjusted Operating Income (Loss) a $22,671 $33,415 $32,525 ($59,074) $29,537 ($ in thousands) Metal Coil Coating Metal Components Engineered Building Systems Corporate Consolidated Operating Income (Loss), GAAP basis $24,027 $36,167 $23,405 ($64,411) $19,188 Gain on insurance recovery (1,023) --- --- --- (1,023) Unreimbursed business interruption costs 500 --- --- --- 500 Adjusted Operating Income (Loss) a $23,504 $36,167 $23,405 ($64,411) $18,665 For the Year Ended November 2, 2014 For the Year Ended November 3, 2013

45 Reconciliation of Quarterly Adjusted EBITDA a to Net Income (Loss), Q 1 2008 thru Q 4 2010 a The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset impairments and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and r est atement of the Term Loan facility, the Company entered into an Asset - Based Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - re curring charges. The Company is disclosing adjusted EBITDA, which is a non - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operatio nal results. b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470 - 20, “De bt with Conversion and Other Options” as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations. Q1 b Q2 b Q3 b Q4 b Q1 b Q2 b Q3 b Q4 b Q1 Q2 Q3 Q4 2008 2008 2008 2008 2009 2009 2009 2009 2010 2010 2010 2010 Net Income (Loss) $6,100 $13,466 $30,494 $23,218 ($529,981) ($121,571) $2,607 ($101,851) ($10,486) ($7,656) ($3,299) ($5,436) Income Taxes 3,823 8,537 18,554 17,092 (34,861) (16,382) 1,825 (7,495) (5,779) (5,536) (221) (1,794) Interest Expense, Net 8,522 7,748 7,463 7,761 6,623 6,168 6,487 9,578 4,507 4,670 4,392 4,258 Depreciation & Amortization 9,144 8,645 8,665 8,334 8,324 8,436 7,586 7,640 7,522 7,479 7,457 7,309 Acquisition-Related Costs --- --- --- --- --- --- --- --- --- --- --- --- Executive Retirement --- --- --- --- --- --- --- --- --- --- --- --- Stock-Based Comp 2,871 3,442 1,563 1,628 1,372 1,177 1,241 1,045 801 1,403 1,374 1,375 Goodwill & Other Intangible Asset Impairment --- --- --- --- 517,628 104,936 --- --- --- --- --- --- Cash Restructuring Charges (Recovery) 226 640 43 150 2,479 3,796 1,213 1,564 524 829 551 1,628 Transaction Costs --- --- --- --- --- 629 401 107,718 --- --- --- --- Lower of Cost or Market Adjustment, Net --- --- --- 2,739 29,378 10,608 --- --- --- --- --- --- Asset Impairments (Recovery) --- --- --- 157 623 5,295 26 347 1,029 (116) (64) 221 Gain on Embedded Derivative --- --- --- --- --- --- --- --- (919) (4) (7) (7) Debt extinguishment costs, net --- --- --- --- --- --- --- --- 174 --- --- (250) Pre-Acquisition Contingency Adjustment --- --- --- --- --- --- --- --- --- --- --- 178 ADJUSTED EBITDA a $30,686 $42,478 $66,782 $61,079 $1,585 $3,092 $21,386 $18,546 ($2,627) $1,069 $10,183 $7,482 ($ in thousands))

a The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset impairments and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term N ote facility, the Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosing adjuste d EBITDA, which is a non - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. 46 Reconciliation of Quarterly Adjusted EBITDA a to Net Income (Loss), Q1 2011 thru Q4 2014 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2011 2011 2011 2011 2012 2012 2012 2012 2013 2013 2013 2013 2014 2014 2014 2014 Net Income (Loss) ($12,725) ($3,229) $2,593 $3,411 $589 $1,321 ($3,267) $6,270 ($3,627) ($5,342) ($12,192) $8,276 ($4,258) ($4,905) $6,089 $14,259 Income Taxes (5,009) (1,786) --- 398 426 942 (663) 3,379 (1,825) (2,506) (9,933) 5,410 (2,506) (3,057) 2,837 4,215 Interest Expense, Net 4,177 3,870 3,864 3,685 3,296 3,034 4,159 6,226 6,244 6,149 5,130 3,334 3,100 3,035 3,142 3,053 Depreciation & Amortization 7,236 7,187 7,187 6,753 6,158 5,841 7,248 10,355 9,122 8,809 9,066 9,012 8,767 8,941 8,994 9,220 Acquisition-Related Costs --- --- --- --- 396 1,494 2,946 153 --- --- --- --- --- --- --- --- Executive Retirement --- --- --- --- --- 508 --- --- --- --- --- --- --- --- --- --- Stock-Based Comp 1,685 1,671 1,776 1,776 1,972 2,119 2,090 3,117 3,442 3,445 3,448 4,565 3,179 2,563 2,404 2,022 Cash Restructuring Charges (Recovery) --- --- (575) 283 --- --- --- --- --- --- --- --- --- --- --- --- Debt extinguishment costs, net --- --- --- --- --- --- 6,437 --- --- --- 21,491 --- --- --- --- --- Asset Impairments (Recovery) --- --- (93) 1,214 --- --- (22) 13 --- --- --- --- --- --- --- --- Gain on Embedded Derivative (7) (6) (6) (6) (5) (6) (5) (6) (5) (4) (50) --- --- --- --- --- Gain on Insurance recovery --- --- --- --- --- --- --- --- --- --- --- (1,023) (987) (324) --- --- Unreimbursed business interruption costs --- --- --- --- --- --- --- --- --- --- --- 500 --- --- --- --- Secondary Offering Costs --- --- --- --- --- --- --- --- --- --- --- --- 704 50 --- --- Strategic development costs --- --- --- --- --- --- --- --- --- --- --- --- --- --- 1,486 3,512 Pre-Acquisition Contingency Adjustment 252 --- --- --- --- --- --- --- --- --- --- --- --- --- --- --- ADJUSTED EBITDA a (4,391) 7,707 14,746 17,514 12,832 15,253 18,923 29,507 13,351 10,551 16,960 30,074 7,999 6,303 24,952 36,281 ($ in thousands))

47 Reconciliation of Annual Adjusted EBITDA b to Net Income (Loss) a Includes a pre - tax non - cash charge of $ 67.4 million from adopting SFAS No. 142 , Goodwill and Other Intangible Assets. b The Company's Credit Agreement defines adjusted EBITDA. Adjusted EBITDA excludes non - cash charges for goodwill and other asset i mpairment and stock compensation as well as certain non - recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the Term Note facility, t he Company entered into an Asset - Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non - recurring charges. The Company is disclosing adjusted EBITDA, which is a n on - GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results. a ($ in thousands) 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Income (Loss) $44,577 $44,407 $16,535 ($33,773) $22,800 $44,890 $51,336 $68,946 $58,568 $73,278 ($750,796) ($26,877) ($9,950) $4,913 ($12,885) 11,185$ Income Taxes 32,294 32,866 16,151 19,970 14,758 29,767 37,384 42,213 37,879 48,006 (56,913) (13,330) (6,397) 4,084 (8,854) 1,489 Interest Expense, Net 35,449 39,069 33,090 21,591 19,777 15,126 16,931 27,353 36,468 31,494 28,856 17,827 15,596 16,715 20,857 12,330 Depreciation & Amortization 28,542 33,487 34,866 22,883 23,007 22,974 24,488 30,292 34,697 34,788 31,986 29,767 28,363 29,602 36,009 35,922 401(k) Stock Contributions 4,144 3,677 3,491 3,581 3,229 5,080 3,849 - - - - -- - - - - - - - - - - - - - - - - - - - - - Stock-Based Compensation - - - - - - - - - - - - - - - 683 3,684 7,161 8,610 9,504 4,835 4,953 6,908 9,298 14,900 10,168 Goodwill & Other Intangible Asset Impairment - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 622,564 - - - - - - - - - - - - - - - Cash Restructuring Charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,059 9,052 3,532 (292) - - - - - - - - - Acquisition-Related Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,989 - - - - - - Transaction Costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 108,748 (76) - - - 6,437 - - - - - - Lower of Cost or Market Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - 2,739 39,986 - - - - - - - - - - - - - - - Asset Impairments (Recoveries) - - - - - - - - - - - - - - - - - - - - - - - - - - - 157 6,291 1,070 1,121 (9) - - - - - - Executive Retirement - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 508 - - - - - - Non-Cash Real Estate Write Down, Net of Tax - - - - - - 1,330 - - - 391 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Debt Refinancing 1,001 - - - - - - 808 - - - 9,879 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Cumulative Effects of Accounting Change, Net of Tax - - - - - - - - - 65,087 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Debt extinguishment costs, net - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 21,491 - - - Gain on insurance recovery - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (1,023) (1,311) Secondary offering costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 754 Strategic development costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 4,998 Unreimbursed business interruption costs - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 500 - - - Embedded Derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (937) (25) (22) (59) - - - Pre-Acquisition Contingency Adjust. - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - 178 252 - - - - - - - - - ADJUSTED EBITDA b $146,007 $153,506 $105,463 $100,147 $83,962 $128,399 $137,672 $175,965 $176,222 $201,025 $44,609 $16,107 $35,576 $76,515 $70,936 $75,535

48 Reconciliation to Adjusted EBITDA Note: The Company’s credit agreement defines Adjusted EBITDA. Adjusted EBITDA excludes certain non - cash and other unusual items. The Compa ny is disclosing Adjusted EBITDA, a non - GAAP measure , because it is widely used by management and investors to provide comparability of underlying operating results. However, Ad jus ted EBITDA may not be comparable to similarly titled measures of other companies, and should not be considered as a substitute for the information contained in the Company’s historical fi nan cial statements prepared in accordance with GAAP. ($ in millions) Metal Coil Coating 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Income (loss) from operations $21.2 $26.4 $20.2 $24.9 $25.1 $29.3 ($99.7) $16.2 $17.9 $22.3 $24.0 $24.0 Depreciation and amortization 4.9 4.9 5.2 5.5 6.5 6.6 5.4 5.2 4.6 3.4 3.3 4.0 Restructuring charges (recoveries) - - - - - - 0.1 - - - - - Goodwill and other Intangible asset impairment - - - - - - 99.0 - - - - - Lower of cost or market adjustment - - - - - 2.7 8.1 - - - - - Other income (loss) - - - - - 0.1 0.0 0.0 0.1 - - - Gain on Insurance recovery - - - - - - - - - - (1.0) (1.3) Unreimbursed business interruption costs - - - - - - - - - - 0.5 - Adjusted EBITDA $26.1 $31.3 $25.4 $30.4 $31.6 $38.7 $12.9 $21.4 $22.6 $25.7 $26.8 $26.7 ($ in millions) Metal Components 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Income (loss) from operations $45.9 $74.4 $76.4 $92.0 $49.6 $82.1 ($130.0) $26.8 $20.6 $34.1 $36.2 $33.3 Depreciation and amortization 9.0 8.4 10.0 9.7 8.9 9.4 9.3 9.1 9.0 11.9 19.2 19.6 Restructuring charges (recoveries) - - - - - 1.0 1.3 0.5 - - - - Asset impairments (recoveries) - - - - - - 0.7 0.1 (0.1) 0.0 - - Goodwill and other Intangible asset impairment - - - - - - 147.2 - - - - - Lower of cost or market adjustment - - - - - - 17.2 - - - - - Other income (loss) - - - - 1.4 0.0 0.3 0.0 0.2 0.2 (0.2) 0.0 Adjusted EBITDA $54.9 $82.8 $86.4 $101.7 $59.9 $92.5 $46.0 $36.5 $29.7 $46.2 $55.2 $52.9

49 Reconciliation to Adjusted EBITDA (cont’d) Note: The Company’s credit agreement defines Adjusted EBITDA. Adjusted EBITDA excludes certain non - cash and other unusual items. The Company is disclosing Adjusted EBITDA, a non - GAAP measure, because it is widely used by management and investors to provide comparability of underlying operating results. However , Adjusted EBITDA may not be comparable to similarly titled measures of other companies, and should not be considered as a substitute for the information contained in the Company’s historical financial statements prepared in accordance with GAAP. ($ in millions) Engineered Building Systems 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Income (loss) from operations $18.1 $33.7 $47.7 $72.0 $113.3 $108.2 ($389.0) ($18.4) $13.0 $37.6 $23.4 $32.5 Depreciation and amortization 6.1 6.8 6.1 11.3 16.8 15.9 14.9 13.7 13.2 12.7 11.9 10.9 Restructuring charges (recoveries) - - - - - 0.1 7.4 3.0 (0.3) - - - Asset impairments (recoveries) - - - - - 0.2 4.4 0.9 1.0 - - - Goodwill and other Intangible asset impairment - - - - - - 376.4 - - - - - Lower of cost or market adjustment - - - - - - 14.7 - - - - - Pre-acquisition contingency adjustment - - - - - - - 0.2 0.3 - - - Other income (loss) - - - - - (2.4) 0.5 1.1 0.4 (0.2) 0.5 (0.6) Adjusted EBITDA $24.2 $40.5 $53.8 $83.3 $130.1 $122.0 $29.3 $0.5 $27.6 $50.1 $35.8 $42.8

50 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and th e rationalization of our operations. b Significant special charges include $517.6 million related to goodwill and intangible asset impairments and $29.4 million rel ate d to inventory lower of cost or market write downs. ($ in thousands)) Q1 2009 a Q1 2010 a Q1 2011 Q1 2012 Q1 2013 Q1 2014 Metal Coil Coating Total Sales 41,501 13% 39,031 17% 42,274 18% 49,083 16% 49,271 14% 54,267 15% Inter-segment (30,077) (26,223) (25,081) (28,845) (30,050) (29,677) Third Party Sales 11,424 4% 12,808 7% 17,193 9% 20,238 8% 19,221 6% 24,590 8% Operating Profit (Loss) (63,760) (558%) 3,119 24% 3,444 20% 5,302 26% 5,542 29% 6,495 26% Metal Components Total Sales 121,480 39% 86,806 38% 90,305 39% 105,752 36% 153,904 44% 158,193 43% Inter-segment (20,438) (16,668) (16,289) (18,456) (17,376) (18,847) Third Party Sales 101,042 39% 70,138 39% 74,016 39% 87,296 36% 136,528 46% 139,346 45% Operating Profit (Loss) (128,607) (127%) 1,791 3% 353 0% 5,541 6% 6,072 4% 4,111 3% Engineered Building Systems Total Sales 151,848 48% 101,938 45% 101,412 43% 140,298 48% 147,566 42% 152,237 42% Inter-segment (4,511) (2,677) (2,535) (4,229) (5,731) (5,507) Third Party Sales 147,337 57% 99,261 54% 98,877 52% 136,069 56% 141,835 48% 146,730 47% Operating Profit (Loss) (352,214) (239%) (5,818) (6%) (5,410) (5%) 7,596 6% 4,041 3% 1,640 1% Consolidated Total Sales 314,829 100% 227,775 100% 233,991 100% 295,133 100% 350,741 100% 364,697 100% Inter-segment (55,026) (45,568) (43,905) (51,530) (53,157) (54,031) Third Party Sales 259,803 100% 182,207 100% 190,086 100% 243,603 100% 297,584 100% 310,666 100% Operating Profit (Loss) (557,833) (215%) (12,732) (7%) (14,136) (7%) 4,285 2% 398 0% (3,168) (1%) b

51 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: $ 104.9 million related to goodwill and intangible asset impairments ($ 622.6 million YTD); and, $ 10.6 million related to inventory lower of cost or market write downs ($ 40.0 million YTD). ($ in thousands)) Q2 2009 a Q2 2010 a Q2 2011 Q2 2012 Q2 2013 Q2 2014 Metal Coil Coating Total Sales 39,526 15% 44,759 18% 47,927 17% 48,839 16% 49,790 14% 54,307 15% Inter-segment (27,313) (27,663) (30,942) (29,267) (27,903) (28,799) Third Party Sales 12,213 5% 17,096 8% 16,985 7% 19,572 8% 21,887 7% 25,508 9% Operating Profit (Loss) (42,982) (352%) 4,092 24% 4,378 26% 4,890 25% 4,755 22% 3,893 15% Metal Components Total Sales 101,554 37% 95,069 37% 103,375 37% 106,742 35% 147,163 43% 155,085 43% Inter-segment (14,874) (20,693) (20,762) (21,418) (17,982) (19,351) Third Party Sales 86,680 39% 74,376 37% 82,613 37% 85,324 34% 129,181 44% 135,734 44% Operating Profit (Loss) (28,117) (32%) 5,613 8% 7,400 9% 9,018 11% 5,137 4% 4,559 3% Engineered Building Systems Total Sales 128,795 48% 113,403 45% 129,790 46% 148,715 49% 148,095 43% 149,411 42% Inter-segment (3,407) (3,302) (3,823) (3,380) (5,764) (4,853) Third Party Sales 125,388 56% 110,101 55% 125,967 56% 145,335 58% 142,331 49% 144,558 47% Operating Profit (Loss) (46,350) (37%) (5,649) (5%) (154) 0% 6,740 5% 4,196 3% 36 0% Consolidated Total Sales 269,875 100% 253,231 100% 281,092 100% 304,296 100% 345,048 100% 358,803 100% Inter-segment (45,594) (51,658) (55,527) (54,065) (51,649) (53,003) Third Party Sales 224,281 100% 201,573 100% 225,565 100% 250,231 100% 293,399 100% 305,800 100% Operating Profit (Loss) (132,018) (59%) (9,157) (5%) (1,844) (1%) 4,944 2% (1,945) (1%) (5,513) (2%) b

52 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD) ; and, $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD). ($ in thousands)) H1 2009 a H1 2010 a H1 2011 a H1 2012 H1 2013 H1 2014 Metal Coil Coating Total Sales 81,027 14% 83,790 17% 90,201 17% 97,922 16% 99,061 14% 108,574 15% Inter-segment (57,390) (53,886) (56,023) (58,112) (57,953) (58,476) Third Party Sales 23,637 5% 29,904 8% 34,178 8% 39,810 8% 41,108 7% 50,098 8% Operating Profit (Loss) (106,742) (452%) 7,211 24% 7,822 23% 10,192 26% 10,297 25% 10,388 21% Metal Components Total Sales 223,034 38% 181,875 38% 193,680 38% 212,494 36% 301,067 43% 313,278 43% Inter-segment (35,312) (37,361) (37,051) (39,874) (35,358) (38,198) Third Party Sales 187,722 39% 144,514 38% 156,629 38% 172,620 35% 265,709 45% 275,080 45% Operating Profit (Loss) (156,724) (83%) 7,404 5% 7,753 5% 14,559 8% 11,209 4% 8,670 3% Engineered Building Systems Total Sales 280,643 48% 215,341 45% 231,202 45% 289,013 48% 295,661 43% 301,648 42% Inter-segment (7,918) (5,979) (6,358) (7,609) (11,495) (10,360) Third Party Sales 272,725 56% 209,362 54% 224,844 54% 281,404 57% 284,166 48% 291,288 47% Operating Profit (Loss) (398,564) (146%) (11,467) (5%) (5,564) (2%) 14,336 5% 8,237 3% 1,676 1% Consolidated Total Sales 584,704 100% 481,006 100% 515,083 100% 599,429 100% 695,789 100% 723,500 100% Inter-segment (100,620) (97,226) (99,432) (105,595) (104,806) (107,034) Third Party Sales 484,084 100% 383,780 100% 415,651 100% 493,834 100% 590,983 100% 616,466 100% Operating Profit (Loss) (689,851) (143%) (21,889) (6%) (15,980) (4%) 9,229 2% (1,547) 0% (8,681) (1%) b

53 Reconciliation of Segment Sales to Third Party Segment Sales ($ in thousands)) Q3 2008 a Q3 2009 a Q3 2010 Q3 2011 Q3 2012 Q3 2013 Q3 2014 Metal Coil Coating Total Sales 90,731 15% 44,256 15% 51,200 17% 54,472 17% 54,342 15% 56,478 15% 68,324 16% Inter-segment (62,842) (28,196) (33,315) (34,651) (34,927) (33,450) (37,192) Third Party Sales 27,889 6% 16,060 7% 17,885 7% 19,821 8% 19,415 7% 23,028 7% 31,132 9% Operating Profit (Loss) 11,352 41% 1,016 6% 5,201 29% 5,219 26% 5,112 26% 5,521 24% 6,665 21% Metal Components Total Sales 202,826 35% 113,216 40% 115,507 37% 116,050 36% 142,092 39% 161,008 43% 184,321 43% Inter-segment (34,367) (17,134) (26,090) (23,049) (22,278) (20,567) (22,141) Third Party Sales 168,459 35% 96,082 40% 89,417 37% 93,001 35% 119,814 40% 140,441 44% 162,180 45% Operating Profit (Loss) 32,171 19% 13,128 14% 10,567 12% 6,545 7% 9,372 8% 8,054 6% 10,437 6% Engineered Building Systems Total Sales 292,127 50% 129,819 45% 141,446 46% 155,046 47% 164,265 46% 158,369 42% 174,186 41% Inter-segment (11,468) (4,101) (3,456) (5,730) (5,006) (4,637) (5,872) Third Party Sales 280,659 59% 125,718 53% 137,990 56% 149,316 57% 159,259 53% 153,732 49% 168,314 46% Operating Profit (Loss) 28,506 10% 9,042 7% (3,112) (2%) 7,877 5% 9,078 6% 6,123 4% 11,454 7% Consolidated Total Sales 585,684 100% 287,291 100% 308,153 100% 325,568 100% 360,699 100% 375,855 100% 426,831 100% Inter-segment (108,677) (49,431) (62,861) (63,430) (62,211) (58,654) (65,205) Third Party Sales 477,007 100% 237,860 100% 245,292 100% 262,138 100% 298,488 100% 317,201 100% 361,626 100% Operating Profit (Loss) 55,697 12% 10,227 4% 1,076 0% 6,569 3% 7,034 2% 4,277 1% 12,202 3% a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations.

54 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. ($ in thousands)) Q4 2008 a Q4 2009 a Q4 2010 Q4 2011 Q4 2012 Q4 2013 Q4 2014 Metal Coil Coating Total Sales 72,480 12% 44,614 15% 46,884 16% 56,425 16% 57,963 14% 66,525 14% 69,684 15% Inter-segment (50,082) (31,122) (29,433) (35,030) (36,082) (37,691) (37,312) Third Party Sales 22,398 4% 13,492 6% 17,451 7% 21,395 8% 21,881 6% 28,834 7% 32,372 8% Operating Profit (Loss) 8,575 38% 6,037 45% 3,754 22% 4,903 23% 7,018 32% 8,209 28% 6,929 21% Metal Components Total Sales 201,878 33% 122,484 41% 118,475 39% 127,925 37% 180,267 42% 201,019 43% 197,264 43% Inter-segment (33,043) (17,156) (24,329) (23,758) (25,981) (25,397) (26,931) Third Party Sales 168,835 33% 105,328 43% 94,146 39% 104,167 37% 154,286 43% 175,622 44% 170,333 44% Operating Profit (Loss) 25,242 15% 13,557 13% 8,820 9% 6,345 6% 10,216 7% 16,904 10% 14,198 8% Engineered Building Systems Total Sales 331,484 55% 128,476 44% 133,959 45% 162,346 47% 190,195 44% 201,737 43% 194,009 42% Inter-segment (14,068) (3,988) (4,102) (6,120) (4,674) (5,982) (4,266) Third Party Sales 317,416 63% 124,488 51% 129,857 54% 156,226 55% 185,521 51% 195,755 49% 189,743 48% Operating Profit (Loss) 33,857 11% 515 0% (3,859) (3%) 10,698 7% 14,182 8% 9,045 5% 19,397 10% Consolidated Total Sales 605,842 100% 295,574 100% 299,318 100% 346,696 100% 428,425 100% 469,281 100% 460,957 100% Inter-segment (97,193) (52,266) (57,864) (64,908) (66,737) (69,070) (68,509) Third Party Sales 508,649 100% 243,308 100% 241,454 100% 281,788 100% 361,688 100% 400,211 100% 392,448 100% Operating Profit (Loss) 51,202 10% (3,694) (2%) (3,774) (2%) 7,784 3% 15,426 4% 16,458 4% 21,575 5%

55 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. ($ in thousands)) H2 2009 a H2 2010 H2 2011 H2 2012 H2 2013 H2 2014 Metal Coil Coating Total Sales 88,870 15% 98,084 16% 110,897 17% 112,305 14% 123,003 14% 138,008 16% Inter-segment (59,318) (62,748) (69,681) (71,009) (71,141) (74,504) Third Party Sales 29,552 6% 35,336 7% 41,216 8% 41,296 6% 51,862 7% 63,504 8% Operating Profit (Loss) 7,053 24% 8,955 25% 10,122 25% 12,130 29% 13,730 26% 13,594 21% Metal Components Total Sales 235,700 41% 233,982 39% 243,975 36% 322,359 41% 362,027 43% 381,580 43% Inter-segment (34,290) (50,419) (46,807) (48,259) (45,964) (49,066) Third Party Sales 201,410 42% 183,563 38% 197,168 36% 274,100 42% 316,063 44% 332,514 44% Operating Profit (Loss) 26,685 13% 19,387 11% 12,890 7% 19,588 7% 24,958 8% 24,636 7% Engineered Building Systems Total Sales 258,295 44% 275,405 45% 317,392 47% 354,460 45% 360,106 43% 368,195 41% Inter-segment (8,089) (7,558) (11,850) (9,680) (10,619) (10,139) Third Party Sales 250,206 52% 267,847 55% 305,542 56% 344,780 52% 349,487 49% 358,056 48% Operating Profit (Loss) 9,557 4% (6,971) (3%) 18,575 6% 23,260 7% 15,168 4% 30,849 9% Consolidated Total Sales 582,865 100% 607,471 100% 672,264 100% 789,124 100% 845,136 100% 887,783 100% Inter-segment (101,697) (120,725) (128,338) (128,948) (127,724) (133,709) Third Party Sales 481,168 100% 486,746 100% 543,926 100% 660,176 100% 717,412 100% 754,074 100% Operating Profit (Loss) 6,533 1% (2,698) (1%) 14,353 3% 22,460 3% 20,735 3% 33,777 4%

56 Reconciliation of Segment Sales to Third Party Segment Sales a Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and t he rationalization of our operations. b Significant special charges include: goodwill and intangible asset impairments ($622.6 million); inventory lower of cost or m ar ket write downs ($40.0 million); and change of control charges ($11.2 million). ($ in thousands)) FY 2008 a FY 2009 a FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 Metal Coil Coating Total Sales 305,657 14% 169,897 15% 181,874 17% 201,098 17% 210,227 15% 222,064 14% 246,582 15% Inter-segment (208,700) (116,708) (116,634) (125,704) (129,121) (129,094) (132,980) Third Party Sales 96,957 6% 53,189 6% 65,240 7% 75,394 8% 81,106 7% 92,970 7% 113,602 8% Operating Profit (Loss) 29,312 30% (99,689) (187%) 16,166 25% 17,944 24% 22,322 28% 24,027 26% 23,982 21% Metal Components Total Sales 715,255 34% 458,734 39% 415,857 38% 437,655 37% 534,853 39% 663,094 43% 694,858 43% Inter-segment (115,245) (69,602) (87,780) (83,858) (88,133) (81,322) (87,264) Third Party Sales 600,010 34% 389,132 40% 328,077 38% 353,797 37% 446,720 39% 581,772 45% 607,594 44% Operating Profit (Loss) 82,102 14% (130,039) (33%) 26,791 8% 20,643 6% 34,147 8% 36,167 6% 33,306 5% Engineered Building Systems Total Sales 1,109,115 52% 538,938 46% 490,746 45% 548,594 46% 643,473 46% 655,767 43% 669,843 42% Inter-segment (43,342) (16,007) (13,537) (18,208) (17,289) (22,114) (20,499) Third Party Sales 1,065,773 60% 522,931 54% 477,209 55% 530,386 55% 626,184 54% 633,653 48% 649,344 48% Operating Profit (Loss) 108,152 10% (389,007) (74%) (18,438) (4%) 13,011 2% 37,596 6% 23,405 4% 32,525 5% Consolidated Total Sales 2,130,027 100% 1,167,569 100% 1,088,477 100% 1,187,347 100% 1,388,553 100% 1,540,925 100% 1,611,283 100% Inter-segment (367,287) (202,317) (217,951) (227,770) (234,543) (232,530) (240,743) Third Party Sales 1,762,740 100% 965,252 100% 870,526 100% 959,577 100% 1,154,010 100% 1,308,395 100% 1,370,540 100% Operating Profit (Loss) 154,947 9% (683,318) (71%) (24,587) (3%) (1,627) 0% 31,689 3% 19,188 1% 25,096 2% b

NCI Building Systems, Inc. 10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncibuildingsystems.com 121114